WisdomTree Trust

WisdomTree Dynamic International Equity Fund (DDWM)

WisdomTree Dynamic International SmallCap Equity Fund (DDLS)

WisdomTree True Emerging Markets Fund (XC)

(collectively, the “Funds”)

Supplement dated October 14, 2026 to each Fund’s currently effective Statement of Additional Information, as supplemented (the “SAI”)

The information below supplements, and should be read in conjunction with, the SAI.

Effective October 16, 2026, with respect to WisdomTree Dynamic International Equity Fund and WisdomTree Dynamic International SmallCap Equity Fund, and effective October 28, 2026, with respect to WisdomTree True Emerging Markets Fund, the following is added as a new paragraph immediately following the “Constituent Selection Criteria (except for the BVP Nasdaq Emerging Cloud Index)” sub-heading under the “Index Descriptions” section of the SAI:

The underlying indexes of WisdomTree Dynamic International Equity Fund, WisdomTree Dynamic International SmallCap Equity Fund, and WisdomTree True Emerging Markets Fund are overseen by the standing WisdomTree Global, International and EM Equity Index Committee (the “Global, International and EM Equity Index Committee”). The Global, International and EM Equity Index Committee is responsible for making broad decisions with respect to the implementation, ongoing management, operation, and administration of the applicable indexes. The primary function of the Global, International and EM Equity Index Committee is to seek to ensure the applicable index methodologies it oversees are implemented correctly. The Global, International and EM Equity Index Committee selects all constituents meeting the eligibility criteria described herein in their discretion. In addition, any changes to or deviations from the methodologies are intended to enable each applicable index to continue to achieve its objective and will be made in the sole judgment and discretion of the Global, International and EM Equity Index Committee.

The changes described above will not affect the day-to-day management of the Funds or their Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS – DDWM DDLS XC - 10.26